UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2021

Farmers and Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD		21074
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.         Changes in Registrant's Certifying Accountant.

On July 6, 2021, Farmers and Merchants Bancshares, Inc. (the “Company”) was notified by Rowles & Company, LLP (“Rowles”), the Company’s independent registered public accounting firm, that, effective July 1, 2021, substantially all partners and employees of Rowles joined Yount, Hyde and Barbour, LLP. As a result, effective July 6, 2021, Rowles resigned as the Company’s independent registered public accounting firm.

The reports of Rowles on the Company’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2020 and 2019 and the subsequent period from December 31, 2020 through July 6, 2021, the Company did not have any disagreements with Rowles on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rowles, would have caused Rowles to make reference thereto in its reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2020 and 2019 and the subsequent period from December 31, 2020 through July 6, 2021, the Company did not have any “reportable events” as described in Item 304 (a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).

The Company provided Rowles with a copy of the above disclosure and requested that Rowles furnish the Company with a letter addressed to the SEC stating whether Rowles agrees with such disclosure and, if not, the respects in which it does not agree. The letter of Rowles to the SEC, dated July 8, 2021, is filed as Exhibit 16.1 hereto.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

16.1	Letter from Rowles & Company, LLP dated July 8, 2021 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: July 8, 2021	By:	/s/ James R. Bosley, Jr.
James R. Bosley, Jr.
President & CEO